1 First Quarter 2021 Earnings Presentation February 2, 2021

2 Cautionary Statements This presentation contains forward-looking statements that are subject to known and unknown risks and uncertainties, many of which are beyond our control. All statements other than statements of historical fact included in this presentation are forward-looking statements. Forward-looking statements appearing throughout this presentation include, without limitation, statements regarding our intentions, beliefs, assumptions or current expectations concerning, among other things, financial position; results of operations; cash flows; prospects; growth strategies or expectations; customer retention; the outcome (by judgment or settlement) and costs of legal, administrative or regulatory proceedings, investigations or inspections, including, without limitation, collective, representative or any other litigation; and the impact of prevailing economic conditions. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “believes,” “expects,” “may,” “will,” “shall,” “should,” “would,” “could,” “seeks,” “aims,” “projects,” “is optimistic,” “intends,” “plans,” “estimates,” “anticipates” and other comparable terms. We caution you that forward-looking statements are not guarantees of future performance or outcomes and that actual performance and outcomes, including, without limitation, our actual results of operations, financial condition and liquidity, and the development of the market in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this presentation. In addition, even if our results of operations, financial condition and cash flows, and the development of the market in which we operate, are consistent with the forward-looking statements contained in this presentation, those results or developments may not be indicative of results or developments in subsequent periods. A number of important factors, including, without limitation, the risks and uncertainties discussed under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K and the Quarterly Report on Form 10-Q filed with the U.S. Securities and Exchange Commission, could cause actual results and outcomes to differ materially from those reflected in the forward-looking statements. Because of these risks, we caution that you should not place undue reliance on any of our forward-looking statements. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Further, any forward-looking statement speaks only as of the date on which it is made. We undertake no obligation to revise the forward-looking statements in this presentation after the date of this presentation. Market data and industry information used throughout this presentation are based on management’s knowledge of the industry and the good faith estimates of management. We also relied, to the extent available, upon management’s review of independent industry surveys, forecasts and publications and other publicly available information prepared by a number of third party sources. All of the market data and industry information used in this presentation involves a number of assumptions and limitations which we believe to be reasonable, and you are cautioned not to give undue weight to such estimates. Although we believe that these sources are reliable, we cannot guarantee the accuracy or completeness of this information, and we have not independently verified this information. While we believe the estimated market position, market opportunity and market size information included in this presentation are generally reliable, such information, which is derived in part from management’s estimates and beliefs, is inherently uncertain and imprecise. Projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are subject to a high degree of uncertainty and risk due to a variety of factors, including those described above. These and other factors could cause results to differ materially from those expressed in our estimates and beliefs and in the estimates prepared by independent parties. We present Adjusted EBITDA, Adjusted EBITDA margin (Adjusted EBITDA over Net Sales), Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio (net debt or total debt less cash and cash equivalents, over Adjusted EBITDA on trailing twelve month (“TTM”) basis) to help us describe our operating and financial performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt (total debt less cash and cash equivalents), Adjusted Net Income Per Share, and Leverage ratio are non-GAAP financial measures commonly used in our industry and have certain limitations and should not be construed as alternatives to net income, net sales and other income data measures (as determined in accordance with generally accepted accounting principles in the United States, or GAAP), or as better indicators of operating performance. Adjusted EBITDA, Adjusted EBITDA margin, Net debt, Adjusted Net Income Per Share, and Leverage ratio, as defined by us may not be comparable to similar non-GAAP measures presented by other issuers. Our presentation of such measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. See the appendix to this presentation for a reconciliation of Adjusted EBITDA to net income, Adjusted EBITDA Margin, Adjusted Net Income Per Share to Net Income Per Share, net debt to total debt, and Leverage Ratio. Fiscal Periods - The Company has a fiscal year that ends on September 30th. It is the Company's practice to establish quarterly closings using a 4-5-4 calendar. The Company's fiscal quarters typically end on the last Friday in December, March and June.

3 Record Quarterly Earnings in Q1 2021 Q1 Review Outstanding results in Q1 supported by leading position in PVC electrical conduit and strength of key end-markets such as residential Achieved 26.8% adjusted EBITDA margins on a consolidated Atkore basis Repaid $40M of debt and repurchased $35M of stock in the quarter 1. See non-GAAP reconciliation in appendix. 447.4 511.1 Q1 2020 Q1 2021 +14% 34.8 85.1 Q1 2020 Q1 2021 +145% 77.7 137.0 Q1 2020 Q1 2021 +76% 0.94 1.88 Q1 2021Q1 2020 +100% Revenue, $M Net Income, $M Adjusted EBITDA1, $M Adjusted EPS1, $/share

4 Recent Events & Business Update Renamed and redefined reportable segments to “Electrical” and “Safety & Infrastructure” to better reflect our value proposition to the market; plan to officially rename the company as “Atkore Inc.” within the quarter Received approval for a new two-year $100M stock repurchase authorization from the Board of Directors Launched inaugural Sustainability Report Increasing FY21 outlook for Adjusted EBITDA to $440M to $460M

5 Q1 Income Statement Summary 1. See non-GAAP reconciliation in appendix 2. Adjusted EBITDA Margin is Adjusted EBITDA as a percentage of Net sales ($’s in millions) Q1 2021 Q1 2020 Y/Y Change Y/Y % Change Net Sales $511.1 $447.4 $63.7 14.2% Operating Income $119.9 $52.5 $67.4 128.2% Net Income $85.1 $34.8 $50.3 144.5% Adjusted EBITDA1 $137.0 $77.7 $59.3 76.3% Adjusted EBITDA Margin2 26.8% 17.4% +940 bps - Net Income per Share (Diluted) $1.75 $0.71 $1.04 146.5% Adjusted Net Income per Share1 (Diluted) $1.88 $0.94 $0.94 100.0%

6 Consolidated Atkore Q1 2021 Bridges Volume/Mix (6.2%) Price +18.2% Acquisitions / F/X / Other +2.2% Total +14.2% Q1 Net Sales Bridge Net Sales % Change Q1 Adjusted EBITDA Bridge Highlights $28 $81 $10 Volume/Mix M&A / F/X / Other2020 Price 2021 $447M $511 $9 $18 $81 $5 2020 Volume/Mix PriceInput Cost Changes M&A / Productivity / Investment / Inflation / F/X / Other 2021 $78M $137M Tremendous execution of the Atkore Business System delivered strong commercial and operating performance Estimate significant portion of value-add benefits in Q1 2021 to normalize in the second half FY21

7 Electrical1 Safety & Infrastructure1 Q1 2021 Segment Results Business Review ($’s in millions) Q1 2021 Q1 2020 Y/Y Change Net Sales $387.1 $324.5 19.3% Adjusted EBITDA $133.3 $68.1 95.6% Adjusted EBITDA Margin 34.4% 21.0% +1340 bps Business Review ($’s in millions) Q1 2021 Q1 2020 Y/Y Change Net Sales $124.8 $123.5 1.0% Adjusted EBITDA $14.3 $18.7 (23.9%) Adjusted EBITDA Margin 11.4% 15.2% (380 bps) Exceptional results and performance driven by PVC electrical conduit, metal electrical conduit and volume growth in International Strong results in PVC electrical conduit, due to favorable pricing dynamics and ability to meet higher than usual demand amidst industry supply constraints Continuing to roll-out new MC Glide product Modest overall volume growth Difficult comparable versus prior year with strong profit margins in Q1 2020 Pricing mechanisms vary by customer, but generally pass through higher input costs on a lagged basis 1. See appendix for historical financial information related to reporting segment renaming and redefinition.

8 Cash, Leverage Ratio & Other Key Metrics 1. See non-GAAP reconciliation in appendix. 2. Leverage ratio and TTM Adjusted EBITDA reconciliations for all periods above can be found either in the appendix, or in Exhibit 99.1 to form 8-K filed on November 19, 2020, August 4, 2020, May 5, 2020, February 4, 2020, November 22, 2019, August 7, 2019, May 7, 2019, or February 6, 2019. 2.9 2.8 2.6 2.2 2.1 2.1 1.9 1.6 1.3 Q3 2020Q1 2019 Q1 2021Q2 2019 Q4 2020Q3 2019 Q2 2020Q4 2019 Q1 2020 Reduced by 0.8x 75.9 51.5 100.7 123.4 164.1 137.2 237.3 284.5 280.4 Q2 2019 Q2 2020Q1 2019 Q3 2019 Q3 2020Q4 2019 Q4 2020Q1 2020 Q1 2021 +$116M vs. Prior Year Cash & Cash Equivalents, $M Leverage Ratio2: Net Debt to TTM Adj. EBITDA ($’s in millions) Q1 2021 Net cash from operating activities $86.3 Capital expenditures ($8.2) Free cash flow1 $78.0 Debt Repayment ($40.0) Stock repurchases ($35.0) Net Other Sources (Uses) of Cash ($7.1) Net Increase (Decrease) in Cash vs. Q4 20 ($4.1) ($’s in millions) As of 12/25/2020 Cash and cash equivalents $280.4 Total Debt $764.4 Net Debt $484.0 TTM Adjusted EBITDA2 $385.9 Leverage Ratio1 Total debt / TTM Adjusted EBITDA2 2.0 Net debt / TTM Adjusted EBITDA2 1.3

9 Track Record of Successful Acquisitions Excellent Geographic Coverage Strong PVC Electrical Conduit Business Fiscal Year 2013 2014 2015 2016 2017 2018 2019 2020 2021 Network of nine facilities across the U.S. Distribution range optimized at ~500 miles or less Support growing markets such as residential and data centers as well as utilities moving electrical infrastructure underground Atkore PVC Electrical Conduit Production Location

Raising FY2021 Outlook

Atkore

Increasing FY21 estimates for Net Sales, Adjusted EBITDA and Adjusted EPS, driven by stronger than expected PVC conduit trends in 1H 2021

Outlook Summary

Outlook Items for Consolidated Atkore	Q2 2021 Outlook	FY2021 Outlook	Changes to Prior FY2021 Outlook
Net Sales	+20% – +25%	+16% – +20%	+1,400 bps
Adjusted EBITDA[1]	$130 – $140M	$440 – $460M	+$100M
Adjusted EPS[1]	$1.75 – $1.90	$5.65 – $5.95	+$1.70
Interest Expense		$33 – $37M	+$2 / +$3M
Tax Rate		25% – 27%	-
Capital Expenditures		$50 – $55M	-
Stock Buybacks		$35 – $55M	+$20M
Diluted Shares Outstanding[2]		~47M	-

Initial FY2022 Perspective

- Anticipate recent supply demand trends in PVC electrical conduit to normalize
- Expect FY22 adjusted EBITDA to be approximately $400M, which is in line with historical double digit growth rates when compared to FY20
- FY22 perspective may vary due to changes in assumptions or market conditions

1. Reconciliation of the forward-looking full-year 2021 outlook for Adjusted EBITDA and Adjusted EPS is not being provided as the Company does not currently have sufficient data to accurately estimate the variables and individual adjustments for such reconciliation.
2. Represents weighted-average shares outstanding in millions used in calculation of Adjusted EPS outlook.

© Atkore International, Inc.

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Appendix

12 Adjusted Earnings Per Share ReconciliationSegment Information Three months ended December 25, 2020 December 27, 2019 (in thousands) Net sales Adjusted EBITDA Adjusted EBITDA Margin Net sales Adjusted EBITDA Adjusted EBITDA Margin Electrical $ 387,145 $ 133,273 34.4% $ 324,547 $ 68,119 21.0 % Safety & Infrastructure 124,765 14,252 11.4% 123,508 18,727 15.2 % Eliminations (828) (607) Consolidated operations $ 511,082 $ 447,448

13 Adjusted Earnings Per Share Reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands, except per share data) December 25, 2020 December 27, 2019 Net income $ 85,066 $ 34,790 Stock-based compensation 5,522 3,123 Intangible asset amortization 8,260 8,113 Other (a) (8,142) 2,836 Pre-tax adjustments to net income 5,640 14,072 Tax effect (1,410) (3,518) Adjusted net income $89,296 $45,344 Weighted-Average Diluted Common Shares Outstanding 47,547 47,999 Net income per diluted share $ 1.75 $ 0.71 Adjusted net income per diluted share $ 1.88 $ 0.94 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment and release of certain indemnified uncertain tax positions.

14 Net Income to Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) December 25, 2020 December 27, 2019 Net income $ 85,066 $ 34,790 Interest expense, net 8,254 10,620 Income tax expense 26,964 7,340 Depreciation and amortization 19,044 18,730 Restructuring charges (2) 220 Stock-based compensation 5,522 3,123 Transaction costs 284 51 Other (a) (8,142) 2,836 Adjusted EBITDA $ 136,990 $ 77,710 (a) Represents other items, such as inventory reserves and adjustments, realized or unrealized gain (loss) on foreign currency transactions, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment and release of certain indemnified uncertain tax positions.

15 Adjusted Earnings Per Share ReconciliationTrailing Twelve Month Adjusted EBITDA Reconciliation Consolidated Atkore International Group Inc. TTM Three months ended (in thousands) December 25, 2020 December 25, 2020 September 30, 2020 June 26, 2020 March 27, 2020 Net income $ 202,578 $ 85,066 $ 54,241 $ 24,078 $ 39,193 Interest expense, net 37,696 8,254 9,457 9,421 10,564 Income tax expense 69,320 26,964 20,584 8,672 13,100 Depreciation and amortization 74,784 19,044 18,946 18,316 18,478 Restructuring charges 3,062 (2) (55) 474 2,645 Stock-based compensation 15,463 5,522 3,762 1,656 4,523 Loss on the extinguishment of debt 273 — 273 — — Transaction costs 429 284 17 122 6 Other(a) (17,690) (8,142) (9,029) 984 (1,503) Adjusted EBITDA $ 385,915 $ 136,990 $ 98,196 $ 63,723 $ 87,006 (a) Represents other items, such as inventory reserves and adjustments, loss on disposal of property, plant and equipment, insurance recovery related to damages of property, plant and equipment , release of indemnified uncertain tax positions and realized or unrealized gain (loss) on foreign currency impacts of intercompany loans and related forward currency derivatives.

16 Adjusted Earnings Per Share ReconciliationNet Debt to Total Debt and Leverage Ratio Consolidated Atkore International Group Inc. ($ in thousands) December 25, 2020 September 30, 2020 June 26, 2020 March 27, 2020 December 27, 2019 September 28, 2019 June 28, 2019 March 29, 2019 December 28, 2018 Short-term debt and current maturities of long-term debt $ — $ — $ — $ — $ — $ — $ — $ — $ 26,561 Long-term debt 764,379 803,736 846,145 845,694 845,243 845,317 884,503 884,095 878,094 Total debt 764,379 803,736 846,145 845,694 845,243 845,317 884,503 884,095 904,655 Less cash and cash equivalents 280,420 284,471 $ 237,309 137,202 164,135 123,415 100,734 51,498 75,919 Net debt $ 483,959 $ 519,265 $ 608,836 $ 708,492 $ 681,108 $ 721,902 $ 783,769 $ 832,597 $ 828,736 TTM Adjusted EBITDA (a) $ 385,915 $ 326,635 $ 317,249 $ 342,007 $ 332,095 $ 324,408 $ 306,656 $ 294,839 $ 283,086 Total debt/TTM Adjusted EBITDA 2.0 x 2.5 x 2.7 x 2.5 x 2.5 x 2.6 x 2.9 x 3.0 x 3.2 x Net debt/TTM Adjusted EBITDA 1.3 x 1.6 x 1.9 x 2.1 x 2.1 x 2.2 x 2.6 x 2.8 x 2.9 x

17 Free Cash Flow Reconciliation Consolidated Atkore International Group Inc. Three months ended (in thousands) December 25, 2020 December 27, 2019 Net cash provided by operating activities $ 86,276 $ 52,173 Capital expenditures $ (8,229) $ (9,809) Free Cash Flow: $ 78,047 $ 42,364

Other Segment Results Information

Atkore

Historical Organization

(in thousands)	Fiscal Year Ended September 30, 2020 Net sales	Adjusted EBITDA	Adjusted EBITDA Margin	Fiscal Year Ended September 30, 2019 Net sales	Adjusted EBITDA	Adjusted EBITDA Margin
Electrical Raceway	$ 1,331,275	$ 299,485	22.5 %	$ 1,443,493	$ 292,585	20.3 %
Mechanical Products & Solutions	436,700	61,152	14.0 %	474,260	70,040	14.8 %
Eliminations	(2,554)			(1,215)		
Consolidated operations	$ 1,765,421			$ 1,916,538		

Renamed & Redefined

(in thousands)	Fiscal Year Ended September 30, 2020 Net sales	Adjusted EBITDA	Adjusted EBITDA Margin	Fiscal Year Ended September 30, 2019 Net sales	Adjusted EBITDA	Adjusted EBITDA Margin
Electrical	$ 1,270,547	$ 292,809	23.0 %	$ 1,390,327	$ 285,217	20.5 %
Safety & Infrastructure	497,523	67,821	13.6 %	527,511	77,407	14.7 %
Eliminations	(2,649)			(1,300)		
Consolidated operations	$ 1,765,421			$ 1,916,538		

Renamed & Redefined

(in thousands)	Net sales, Three months ended September 30, 2020	June 26, 2020	March 27, 2020	December 27, 2019	Adjusted EBITDA, Three months ended September 30, 2020	June 26, 2020	March 27, 2020	December 27, 2019
Electrical	$ 350,631	$ 272,151	$ 323,218	$ 324,547	$ 91,908	$ 55,549	$ 77,233	$ 68,119
Safety & Infrastructure	127,505	113,380	133,130	123,508	$ 17,056	$ 14,150	$ 17,888	$ 18,727
Eliminations	(716)	(632)	(694)	(607)				
Consolidated operations	$ 477,420	$ 384,899	$ 455,654	$ 447,448				

© Atkore International, Inc.
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